--------------------------------------------------------------------------------
                         THE BLACKROCK HIGH YIELD TRUST
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------

                                                               November 30, 2001

Dear Shareholder:

      Economic activity slowed significantly during the annual period, continuing the downturn that began in March 2000. The September 11 attacks on the World Trade Center and the Pentagon accelerated this decline. Inflation adjusted Gross Domestic Product (GDP) fell at a 0.4% annual rate during the third quarter, reaffirming that the economy is officially headed towards recession, which is defined as two consecutive quarters of negative growth as measured by GDP. In response to the dramatic slowdown in the U.S. economy, The Federal Reserve aggressively lowered interest rates over the period. In stark contrast to its three interest rate increases in February, March, and May 2000, the Federal Open Market Committee (FOMC) has cut interest rates ten times in 2001. Year-to-date, the FOMC has reduced interest rates by 4.50%, bringing the current Federal Funds rate to 2.00%, its lowest level since September 1961.

      Virtually all sectors of the fixed income market, with the exception of high yield, posted double-digit returns over the annual period. A weakening U.S. economic environment and accompanying Federal Reserve activity bolstered most fixed income markets, but high yield suffered amid increased credit concerns and market uncertainty. As short-term interest rates declined faster over the period than long-term interest rates, the yield curve reached historically steep levels. This enhanced the returns of leveraged bond funds in the markets that rallied, but hampered returns in those that declined. In addition, the high yield market, more sensitive to the negative effects of the ailing economy, saw increased defaults as corporate earnings continued to fall below expectations. Demand shifted to higher quality issues as investors looked to decrease overall risk exposure.

      The rallies in many of the fixed income markets have barely offset the adverse impact of the deteriorating equity market. For the year ending October 31, the S&P 500 and Nasdaq fell 25.49% and 49.39%, respectively, and while we believe that aggressive monetary and fiscal stimulus will help stabilize the economy, we expect growth to remain below potential for a more prolonged period. Consumption is unlikely to pick up significantly in the face of sizable job cuts, the likelihood that flexible compensation (bonus, profit sharing, options) will be sharply lower, and that state and local government spending may be significantly curtailed next year. In this environment, we expect a period of prolonged lower interest rates and low. In the corporate sector, we prefer BB credits to low quality investment grade credits as many BBB credits will likely join the high yield market as fallen angels in the months to come.

      This annual report contains a summary of market conditions during the annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a listing of the portfolio's holdings at October 31, 2001. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,

/s/ LAURENCE D. FINK                                 /s/ RALPH L. SCHLOSSTEIN
--------------------                                 ------------------------
Laurence D. Fink                                     Ralph L. Schlosstein
Chairman                                             President

                                                               November 30, 2001

Dear Shareholder:

     We are pleased to present the annual report for The BlackRock High Yield Trust ("the Trust") for the year ended October 31, 2001. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss the Trust's portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BHY". The Trust's primary investment objective is to provide high current income, and its secondary objective is capital appreciation. The Trust seeks to achieve this objective by investing at least 80% of the portfolio in high yield or "junk bonds" (rated "BB" or below by a major rating agency or of equivalent quality).

     The table below summarizes the changes in the Trust's stock price and NAV:

----------------------------------------------------------------------------------------
                                  10/31/01   10/31/00     CHANGE       HIGH        LOW
----------------------------------------------------------------------------------------
  STOCK PRICE                       $9.18     $11.875     (22.69)%    $13.95    $ 9.00
----------------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)             $7.20     $10.60      (32.08)%    $10.60    $ 7.10
----------------------------------------------------------------------------------------
  10-YEAR TREASURY NOTE YIELD        4.23%      5.75%     (26.43)%      5.86%     4.23%
----------------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     Investor hopes for a soft landing quickly turned to fears of a recession as the U.S. economy rapidly deteriorated over the year. Prior to the events of September 11, our economic outlook envisioned an extended period of sluggish growth, with the risk of a more severe deterioration if consumer confidence and spending declined by any considerable degree. Economic data prior to the attacks suggests that the scenario of a more severe contraction may have been in the works. Year-over-year industrial production was down, 4.8% in August, the largest yearly decline since 1982. The unemployment rate had drifted up to 4.9% from a low of 3.9% in October of last year, and the four-week average of initial jobless claims rose to its highest level in nearly a decade. Consumer confidence was starting to wane, and consumer credit outstanding had begun to decline. The events of September 11 undoubtedly further weakened consumer sentiment. The Conference Board's consumer confidence index posted its biggest one-month decline since 1990. According to the minutes of the October 2, 2001 Federal Open Market Committee meeting, "The terrorist attacks have significantly heightened uncertainty in an economy that was already weak. Business and household spending as a consequence are being further dampened. Nonetheless, the long-term prospects for productivity growth and the economy remain favorable and should become evident once the unusual forces restraining demand abate." During the fiscal year ended October 31, 2001, the Federal Reserve aggressively lowered the Federal Funds rate by a total of 4.00% to bring it to 2.50%. On November 6, 2001 the Federal Reserve announced another interest rate cut, bringing the current Fed Funds rate to 2.00%.

     Over the course of the year, the U.S. Treasury yield curve steepened significantly as the bond market rallied in response to the slowing U.S. economy and the aggressive interest rate cuts by the Federal Reserve. U.S. Treasury yields on the short-end of the yield curve fell sharply from a 5.91% yield on 2-year U.S. Treasuries as of October 31, 2000 to a 2.42% yield on October 31, 2001 in reaction to the Federal Reserve cutting short-term rates by 4%. During the period, the yield on the 10-year U.S. Treasury fell from 5.75% on October 31, 2000 to 4.23% on October 31, 2001. U.S. Treasury yields continue to fall due to further Federal Reserve easing and an anticipation of increased supply in order to raise capital to support programs implemented as a result of the tragic events that occurred on September 11, 2001. On October 31, 2001, the U.S. Treasury announced plans to stop selling 30-year U.S. Treasuries maintaining that the government does "not need the 30-year bond to meet its current financing needs." On the news that the U.S. Treasury would discontinue a program that issued a total of $600 billion in debt since its official inception in 1977, the 30-year bond price increased by more than 5% and yields, which react inversely to changes in price, fell over 36 basis points. As a result, the on-the-run curve, which measures yields on newly issued U.S. Treasuries, flattened 32 basis points.

     The annual period proved to be an extremely turbulent time for the high yield market, which returned 0.59% for the period as measured by the CSFB HIGH YIELD INDEX II versus 14.56% for the LEHMAN AGGREGATE INDEX. In the wake of signs of a slowdown by the U.S. economy, investor sentiment at the beginning of the period focused on higher quality issues and sectors with strong secular momentum. Since the tragedy on September 11th, spreads, or the amounts of additional yield paid on high yield versus Treasuries, which had remained narrow throughout the period, have widened significantly to reach their highest levels since 1990. Despite obvious consequences to the high yield market due to poor economic data, the High Yield Index rebounded significantly at the end of the period largely as a result of decreased issuance and increased cash flows. Transportation and airport related bonds have suffered since the terrorist attacks, while power and hospitals proved to be the strongest sectors throughout the period.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating industry sectors, credits and coupons.

     After careful evaluation of the current and anticipated level of the Trust's net investment income, the Board of Directors voted to adjust the Trust's monthly dividend to $0.128125 ($1.5375 annualized) from $0.14375 ($1.7250 annualized), effective with the April dividend payment. Subsequently, the Board voted to adjust the Trust's monthly dividend to $0.115625 ($1.3875 annualized) $0.128125 ($1.5375 annualized), effective with the September dividend payment. These adjustments were made in response to an increasingly challenging high yield environment.

     The Trust continues to focus on the single-B portion of the credit curve. However, on a total return basis, BB's outperformed B's as the credit curve continued to steepen throughout the period. Due to the environment of deteriorating credit quality and over-issuance, the best performing sectors for the period were industries with defensive characteristics such as chemicals, energy, food/tobacco and healthcare, while the worst performers were telecom, technology, aerospace and media. New issue supply of high yield bonds increased significantly over the first half of the period, but halted in September, and it is uncertain at this time when new issuance will resume. Throughout the period, investor demand for high quality remained strong.

     The following chart shows the Trust's credit quality allocation:

                --------------------------------------------------------------
                 CREDIT RATING*       OCTOBER 31, 2001      OCTOBER 31, 2000
                --------------------------------------------------------------
                 BBB/Baa                      5%                   4%
                --------------------------------------------------------------
                 BB/Ba                       23%                  24%
                --------------------------------------------------------------
                 B/B                         58%                  60%
                --------------------------------------------------------------
                 CCC/Caa                      9%                   6%
                --------------------------------------------------------------
                 C/Ca                         2%                   --
                --------------------------------------------------------------
                 Not Rated                    3%                   6%
                --------------------------------------------------------------



----------------
* Using the higher of Standard & Poor's, Moody's or Fitch's rating.

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the high yield fixed income market as well as maintain the Trust's ability to meet its investment objectives. We thank you for your investment and continued interest in The BlackRock High Yield Trust. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions that were not addressed in this report.

Sincerely,

/s/ ROBERT S. KAPITO                    /s/ DENNIS SCHANEY
--------------------                    ------------------
Robert S. Kapito                        Dennis Schaney
Vice Chairman and Portfolio Manager     Managing Director and Portfolio Manager





--------------------------------------------------------------------------------
                        THE BLACKROCK HIGH YIELD TRUST
--------------------------------------------------------------------------------
 Symbol on New York Stock Exchange:                                  BHY
--------------------------------------------------------------------------------
 Initial Offering Date:                                        December 23, 1998
--------------------------------------------------------------------------------
 Closing Stock Price as of 10/31/01:                                 $9.18
--------------------------------------------------------------------------------
 Net Asset Value as of 10/31/01:                                     $7.20
--------------------------------------------------------------------------------
 Yield on Closing Stock Price as of 10/31/01 ($9.18)(1):             15.11%
--------------------------------------------------------------------------------
 Current Monthly Distribution per Share(2):                          $0.115625
--------------------------------------------------------------------------------
 Current Annualized Distribution per Share(2):                       $1.3875
--------------------------------------------------------------------------------
(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
(2) Distribution is not constant and is subject to change.


                         PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

--------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2001
--------------------------------------------------------------------------------
            PRINCIPAL
   RATING*   AMOUNT                                                  VALUE
(UNAUDITED)   (000)                   DESCRIPTION                   (NOTE 1)
--------------------------------------------------------------------------------
                           LONG-TERM INVESTMENTS--144.7%
                           CORPORATE BONDS--144.3%
                           AERO & DEFENSE--4.4%
B           $2,000         BE Aerospace, Inc., Sr. Sub. Note,
                              8.00%, 3/1/08 ....................  $  1,500,000
Ca           1,500+        Condor Systems, Inc., Sr. Sub. Note,
                              11.88%, 5/1/09 ...................       525,000
                                                                  ------------
                                                                     2,025,000
                                                                  ------------
                           AIR TRANSPORT--3.7%
                           Amtran, Inc., Sr. Notes,
CCC+         2,000            9.63%, 12/15/05 ..................     1,060,000
CCC+         1,000            10.50%, 8/1/04 ...................       610,000
                                                                  ------------
                                                                     1,670,000
                                                                  ------------
                           AUTOMOTIVE--11.1%
B3           1,000         Advance Stores Co., Inc.**,
                              Sr. Sub. Note,
                              10.25%, 4/15/08 ..................       955,000
BB+            200         Autonation, Inc.**, Sr. Note,
                              9.00%, 8/1/08 ....................       195,500
B+           2,000         Group 1 Automotive, Inc.,
                              Sr. Sub. Note,
                              10.88%, 3/1/09 ...................     1,960,000
B+           2,000         Sonic Automotive, Inc.,
                              Sr. Sub. Note,
                              11.00%, 8/1/08 ...................     1,970,000
                                                                  ------------
                                                                     5,080,500
                                                                  ------------
                           BEVERAGE & TOBACCO--1.7%
BB             750         Dimon, Inc.**, Sr. Note,
                              9.63%, 10/15/11 ..................       772,500
                                                                  ------------
                           BUILDING & DEVELOPMENT--7.3%
B+             500         Building One Services Corp.,
                              Sr. Sub. Note,
                              10.50%, 5/1/09 ...................       370,000
Ba1          1,450         D.R. Horton, Inc., Sr. Note,
                              10.50%, 4/1/05 ...................     1,515,250
B              500         Key3Media Group, Inc., Sr. Sub. Note,
                              11.25%, 6/15/11 ..................       410,000
BB-          1,000         K. Hovnanian Enterprises, Inc.,
                              Sr. Note,
                              10.50%, 10/1/07 ..................     1,020,000
                                                                  ------------
                                                                     3,315,250
                                                                  ------------
                           CABLE TV--4.4%
CA             500+        360 NETWORKS, INC., SR. NOTE,
                               12.50%, 12/15/05 ................         1,250
                           Adelphia Communications Corp.,
                              Sr. Notes,
B+             350            7.50%, 1/15/04 ...................       339,500
B+             250            10.25%, 6/15/11 ..................       231,250
B+           1,000         Charter Communications Holdings,
                              Sr. Note,
                              10.75%, 10/1/09 ..................     1,030,000
CCC          2,500         United Pan-Europe, Sr. Note,
                              11.50%, 2/1/10 ...................       400,000
                                                                  ------------
                                                                     2,002,000
                                                                  ------------
                           CHEMICAL--4.7%
Ba2          1,000         Hercules, Inc.**, Sr. Note,
                              11.13%, 11/15/07 .................       920,000
B+           1,500         Lyondell Chemical Co., Sr. Sec. Note,
                              10.88%, 5/1/09 ...................     1,245,000
                                                                  ------------
                                                                     2,165,000
                                                                  ------------
                           CLOTHING & TEXTILES--4.7%
NR           3,500+        Kasper ASL Ltd., Sr. Note,
                              13.00%, 3/31/04 ..................     1,225,000
B-           1,000         St. John Knits International, Inc.,
                              Sr. Sub. Note,
                              12.50%, 7/1/09 ...................       910,000
                                                                  ------------
                                                                     2,135,000
                                                                  ------------
                           CONGLOMERATES--0.8%
B-           1,000         Px Escrow Corp., Sr. Sub. Note,
                              (9.625% commencing 2/1/02),
                              Zero coupon, 2/1/06 ..............       370,000
                                                                  ------------

                           CONTAINERS & GLASS--2.8%
B            1,500         U.S. Can Corp., Sr. Sub. Note,
                              12.38%, 10/1/10 ..................     1,275,000
                                                                  ------------
                           COSMETICS & TOILETRIES--8.5%
BB+          1,000         American Greetings**, Sr. Sub. Note,
                              11.75%, 7/15/08 ..................       960,000
B+           2,000         Elizabeth Arden, Inc., Sr. Sec. Note,
                              Ser. B, 11.75%, 2/1/11 ...........     1,900,000
CCC          2,000         Revlon Consumer Products Corp.,
                              Sr. Sub. Note,
                              8.63%, 2/1/08 ....................     1,000,000
                                                                  ------------
                                                                     3,860,000
                                                                  ------------
                           ELECTRONICS--5.2%
B-           2,500         Knowles Electronics, Inc.,
                              Sr. Sub Note,
                              13.13%, 10/15/09 .................     2,387,500
                                                                  ------------
                           FINANCIAL INTERMEDIARIES--15.7%
Ba2          1,000         Capital Guardian High Yield CBO, Ltd.,
                              Sub. Deb., Ser. 1-A,
                              Class D-2,
                              11.45%, 5/24/13 ..................       932,500


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
            PRINCIPAL
   RATING*   AMOUNT                                                  VALUE
(UNAUDITED)   (000)                   DESCRIPTION                   (NOTE 1)
--------------------------------------------------------------------------------
                           FINANCIAL INTERMEDIARIES--(CONT'D)
Ba3         $2,500         First Dominion Funding II**,
                              Ser. 1-A, Class D-1,
                              11.61%, 4/25/14 .................   $  2,325,000
CCC+         1,000         Madison River Capital Corp.,
                              Sr. Note,
                              13.25%, 3/1/10 ..................        620,000
Ba3          1,000         Orion Power Holdings, Inc.,
                              Sr. Note,
                              12.00%, 5/1/10 ..................      1,210,000
Baa3         2,000         Zais Investment Grade Ltd.**,
                              Note, Class C,
                              9.95%, 9/23/14 ..................      2,040,000
                                                                  ------------
                                                                     7,127,500
                                                                  ------------
                           FOOD PRODUCTS--0.0%
C            1,200+        Nebco Evans Holding Co.,
                              Sr. Sub. Note,
                              (12.375% commencing 7/15/02),
                              zero coupon, 7/15/07 ............          1,500
                                                                  ------------
                           FOOD SERVICE--7.5%
NR             500+        Ameriserve Food Distribution, Inc.**,
                              Sr. Sub. Note,
                              12.00%, 9/15/06 .................         25,000
B            1,000         Pantry, Inc., Sr. Sub Note,
                              10.25%, 10/15/07 ................        920,000
BB-          3,000         Sbarro, Inc., Sr. Note,
                              11.00%, 9/15/09 .................      2,490,000
                                                                  ------------
                                                                     3,435,000
                                                                  ------------
                           FOREST PRODUCTS--5.7%
CCC+         1,500         Ainsworth Lumber Co. Ltd.,
                              Sr. Sec. Note,
                              12.50%, 7/15/07 .................      1,245,000
CCC+         1,000         Doman Industries Ltd., Sr. Note,
                              8.75%, 3/15/04 ..................        270,000
BB-          1,200         Fibermark, Inc., Sr. Note,
                              10.75%, 4/15/11 .................      1,080,000
                                                                  ------------
                                                                     2,595,000
                                                                  ------------
                           HEALTH CARE--5.8%
B-           2,000         Concentra Operating Corp.,
                              Sr. Sub. Note, Ser. A,
                              13.00%, 8/15/09 .................      2,120,000
BB+            500         Healthsouth Corp., Sr. Sub. Note,
                              10.75%, 10/1/08 .................        530,000
                                                                  ------------
                                                                     2,650,000
                                                                  ------------
                           HOME FURNISHING--2.4%
CCC          1,000         Mattress Disounters Corp., Sr. Note,
                              12.63%, 7/15/07 .................        230,000
B            1,000         Salton, Inc., Sr. Sub. Note,
                              12.25%, 4/15/08 .................        845,000
                                                                  ------------
                                                                     1,075,000
                                                                  ------------
                           HOTELS & CASINOS--1.1%
B              500         Herbst Gaming, Inc.**, Sr. Note,
                              10.75%, 9/1/08 ..................        480,000
                                                                  ------------
                           INDUSTRIAL EQUIPMENT--9.5%
B            2,000         Actuant Corp., Sr. Sub Note,
                              13.00%, 5/1/09 ..................      2,090,000
B              550         Flowserve Corp., Sr. Sub Note,
                              12.25%, 8/15/10 .................        583,000
B            2,000         National Equipment Services, Inc.,
                              Sr. Sub. Note, Ser. C,
                              10.00%, 11/30/04 ................      1,340,000
Ca           1,000         Precision Partners, Inc.,
                              Sr. Sub. Note,
                              12.00%, 3/15/09 .................        300,000
                                                                  ------------
                                                                     4,313,000
                                                                  ------------
                           LEISURE--6.8%
B            3,000         Alliance Atlantis Commerce, Inc.,
                              Sr. Sub. Note,
                              13.00%, 12/15/09 ................      3,120,000
                                                                  ------------

                           NONFERROUS METALS & MINERALS--2.3%
B-           2,000         Golden Northwest Aluminum, Inc.,
                              1st Mtg. Note,
                              12.00%, 12/15/06 ................        900,000
NR           2,000+        Republic Technologies International,
                              Sr. Sec. Note,
                              13.75%, 7/15/09 .................        130,000
                                                                  ------------
                                                                     1,030,000
                                                                  ------------
                           PUBLISHING--0.7%
B3           1,500         Ziff Davis Media, Inc., Sr. Sub Note,
                              12.00%, 7/15/10 .................        300,000
                                                                  ------------
                           REAL ESTATE INVESTMENT TRUST--2.1%
BB           1,000         Felcor Lodging, L.P., Sr. Note,
                              9.50%, 9/15/08 ..................        945,000
                                                                  ------------
                           RETAILERS--2.1%
Caa3         1,000         Hollywood Entertainment Corp.,
                              Sr. Sub. Note, Ser. B,
                              10.63%, 8/15/04 .................        940,000
                                                                  ------------
                           SURFACE TRANSPORT--3.5%
B-           2,000         Pacer International, Inc.,
                              Sr. Sub. Note, Ser. B,
                              11.75%, 6/1/07 ..................      1,590,000
                                                                  ------------
                           TELECOMMUNICATIONS--13.1%
B3           1,000         Advanstar Communications Inc.,
                              Sr. Sub Note,
                              12.00%, 2/15/11 .................        610,000
B            1,500         Allegiance Telecom, Inc., Sr. Note,
                              12.88%, 5/15/08 .................      1,027,500

                              See Notes to Financial Statements.

--------------------------------------------------------------------------------
            PRINCIPAL
   RATING*   AMOUNT                                                  VALUE
(UNAUDITED)   (000)                   DESCRIPTION                   (NOTE 1)
--------------------------------------------------------------------------------
                           TELECOMMUNICATIONS--(CONT'D)
B2          $2,000         Asia Global Crossing, Sr. Note,
                              13.38%, 10/15/10 ..................  $   480,000
B3           2,250         McLeodUSA, Inc., Sr. Disc. Note,
                              (10.50% commencing 3/1/07),
                              Zero coupon, 3/1/07 ...............      450,000
B1           1,500         Nextel Communications, Inc., Sr. Note,
                              12.00%, 11/1/08 ...................    1,245,000
CCC-         1,000         Nextel International, Inc., Sr. Note,
                              12.75%, 8/1/10 ....................      130,000
NR           1,000         Northeast Optic, Sr. Note,
                              12.75%, 8/15/08 ...................      250,000
NR             600         PF Net Communications, Inc., Sr. Note,
                              13.75%, 5/15/10 ...................       96,000
D              500+        PSI Net, Inc., Sr. Note,
                              11.00%, 8/1/09 ....................       40,000
B-           2,000         Spectrasite Holdings, Inc., Sr. Note,
                              12.50%, 11/15/10 ..................    1,220,000
C            2,000         XO Communications, Inc., Sr. Note,
                              12.50%, 4/15/06 ...................      420,000
                                                                  ------------
                                                                     5,968,500
                                                                  ------------
                           UTILITIES--6.7%
B1           2,000         Atlantic Methanol Capital Co.**,
                              Sr. Sec. Note,
                              10.88%, 12/15/04 ..................    2,040,000
Baa3         1,000         Calpine Canada Energy Finance,
                              Sr. Note,
                              8.50%, 5/1/08 .....................    1,012,000
                                                                  ------------
                                                                     3,052,000
                                                                  ------------
                           Total Corporate Bonds
                               (cost $91,101,262) ...............   65,680,250
                                                                  ------------
                           PREFERRED STOCK--0.4%
                           TELECOMMUNICATIONS
           SHARES
B-         ------          Adelphia Business Solutions,
            1,099             Ser. B, 12.88%, 10/15/07, PIK .....      164,895
B3                         Nextel Communications, Inc.,
                1             Ser. E, 11.13%, 2/5/10, PIK .......          400
                                                                  ------------
                           Total Preferred Stock
                              (cost $927,296) ...................      165,295
                                                                  ------------
                           WARRANTS@
                           Republic Technologies International,
                2             Expires 7/15/09 ...................           20
                           Mattress Discounters Corp.,
                1             Expires 7/15/07 ...................        1,000
                           PF Net Communications, Inc.,
                1             Expires 5/15/10 ...................        6,000
                                                                  ------------
                           Total Warrants (cost $377,116)                7,020
                                                                  ------------
                           Total Long-Term Investments--144.7%
                              (cost $92,405,674) ................   65,852,565
                                                                  ------------
         PRINCIPAL
           AMOUNT
            (000)
         ----------
                           SHORT-TERM INVESTMENTS--0.6%
                           DISCOUNT NOTES
                           FEDERAL HOME LOAN BANK,
             $300             2.46%, 11/1/01
                               (cost $300,000) .................. $    300,000
                                                                  ------------
                           TOTAL INVESTMENTS--145.3%
                              (cost $92,705,674) ................   66,152,565
                           Liabilities in excess of other
                              assets--(45.3)% ...................  (20,632,976)
                                                                  ------------
                           NET ASSETS--100% ..................... $ 45,519,589
                                                                  ============
----------------
 *  Using the higher of Standard & Poor's or Moody's rating.
** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 +  Issuer is technically in default; non-income producing security.
 @  Non-income producing security.

              -----------------------------------------------------
                              KEY TO ABBREVIATION:
               PIK--Payment in Kind. See glossary for definition.
              -----------------------------------------------------

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2001
-------------------------------------------------------------------------------


ASSETS
Investments, at value (cost $92,705,674) (Note 1) ...........      $ 66,152,565
Cash ........................................................            45,695
Interest receivable .........................................         2,448,409
Other assets ................................................            72,867
                                                                   ------------
                                                                     68,719,536
                                                                   ------------
LIABILITIES
Loan payable (Note 4) .......................................        23,000,000
Interest payable ............................................            72,739
Investment advisory fee payable (Note 2) ....................            62,511
Deferred Trustees Fees (Note 1) .............................             8,486
Administration fee payable (Note 2) .........................             5,954
Other accrued expenses ......................................            50,257
                                                                   ------------
                                                                     23,199,947
                                                                   ------------

NET ASSETS ..................................................      $ 45,519,589
                                                                   ============
Net assets were comprised of:
  Common shares of beneficial interest,
    at par (Note 5) .........................................      $      6,325
  Paid-in capital in excess of par ..........................        93,940,594
                                                                   ------------
                                                                     93,946,919

  Accumulated net realized loss .............................       (21,874,221)
  Net unrealized depreciation ...............................       (26,553,109)
                                                                   ------------
Net assets, October 31, 2001 ................................      $ 45,519,589
                                                                   ============
NET ASSET VALUE PER SHARE:
  ($45,519,589 / 6,324,920 common shares
  of beneficial interest issued and outstanding) ............             $7.20
                                                                          =====

--------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2001
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest earned (including discount/premium
    accretion/amortization of $494,981 and
    net of interest expense of $1,680,419) .................       $  9,337,995
  Dividends ................................................            178,225
                                                                   ------------
                                                                      9,516,220
                                                                   ------------
Expenses
  Investment advisory ......................................            916,038
  Administration ...........................................             87,242
  Reports to shareholders ..................................             33,000
  Custodian ................................................             27,000
  Independent accountants ..................................             22,000
  Transfer agent ...........................................             19,000
  Legal ....................................................             19,000
  Trustees .................................................             16,000
  Registration .............................................             16,000
  Miscellaneous ............................................             31,329
                                                                   ------------
    Total operating expenses ...............................          1,186,609
                                                                   ------------
Net investment income ......................................          8,329,611
                                                                   ------------

REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS
Net realized loss on investments ...........................        (15,159,280)
Net change in unrealized depreciation on
  investments ..............................................         (4,684,007)
                                                                   ------------
Net loss on investments ....................................        (19,843,287)
                                                                   ------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ................................       $(11,513,676)
                                                                   ============



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
STATEMENT OF CASH FLOWS
YEAR ENDED OCTOBER 31, 2001
--------------------------------------------------------------------------------

RECONCILIATION OF NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET CASH
  FLOWS PROVIDED BY OPERATING ACTIVITIES
Net decrease in net assets resulting from operations ........      $(11,513,676)
                                                                   ------------
Decrease in investments .....................................         8,627,283
Net realized loss ...........................................        15,159,280
Decrease in receivable for investments sold .................         2,348,537
Increase in unrealized depreciation .........................         4,684,007
Decrease in interest receivable .............................           671,007
Decrease in interest payable ................................          (117,227)
Increase in other assets ....................................            (7,823)
Decrease in accrued expenses ................................           (67,375)
                                                                   ------------
  Total adjustments .........................................        31,297,689
                                                                   ------------
Net cash flows provided by operating activities .............        19,784,013
                                                                   ============
INCREASE (DECREASE) IN CASH
Net cash flows provided by operating activities .............        19,784,013
                                                                   ------------
Cash flows used for financing activities:
  Decrease in loan ..........................................       (10,000,000)
  Cash dividends and distributions paid .....................        (9,834,069)
                                                                   ------------
Net cash flows used for financing activities ................       (19,834,069)
                                                                   ------------
  Net decrease in cash ......................................           (50,056)
  Cash at beginning of year .................................            95,751
                                                                   ------------
  Cash at end of year .......................................      $     45,695
                                                                   ============


--------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
STATEMENTS OF CHANGES
IN NET ASSETS
--------------------------------------------------------------------------------

                                                    YEAR ENDED OCTOBER 31,
                                                    2001               2000
                                                ------------       ------------
INCREASE (DECREASE)
  IN NET ASSETS
Operations:
  Net investment income ..................      $  8,329,611       $ 10,446,433
  Net realized loss ......................       (15,159,280)        (3,023,265)
  Net change in unrealized
    depreciation .........................        (4,684,007)       (15,979,374)
                                                ------------       ------------
  Net decrease in net assets
     resulting from operations ...........       (11,513,676)        (8,556,206)
Dividends and distributions:
  Dividends from net investment
    income ...............................        (9,307,122)       (10,228,626)
  Tax return of capital
    distributions ........................          (735,231)                --
                                                ------------       ------------
  Total dividends
    and distributions: ...................       (10,042,353)       (10,228,626)
Net proceeds from Trust shares
  issued in reinvestment
  of dividends and distributions .........           208,284                 --
                                                ------------       ------------
Total decrease ...........................       (21,347,745)       (18,784,832)

NET ASSETS
Beginning of year ........................        66,867,334         85,652,166
                                                ------------       ------------
End of year (including undis-
  tributed net investment
  income of $977,511 for the year
  ended October 31, 2000) ................      $ 45,519,589       $ 66,867,334
                                                ============       ============



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                                            FOR THE PERIOD
                                                                                          DECEMBER 23, 1998**
                                                                  YEAR ENDED OCTOBER 31,       THROUGH
                                                                ------------------------      OCTOBER 31,
                                                                  2001            2000           1999
                                                                --------        --------       --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ........................   $  10.60        $  13.58       $  15.00
                                                                --------        --------       --------
  Net investment income (net of $0.27, $0.42 and
    $0.26, respectively, of interest expense) ...............       1.32            1.66           1.29
  Net realized and unrealized loss on investments ...........      (3.13)          (3.02)         (1.52)
                                                                --------        --------       --------
Net decrease from investment operations .....................      (1.81)          (1.36)         (.23)
                                                                --------        --------       --------
Dividends and distributions:
  Dividends from net investment income ......................      (1.48)          (1.62)         (1.17)
  Tax return of capital distributions .......................       (.11)             --             --
                                                                --------        --------       --------
Total dividends and distributions ...........................      (1.59)          (1.62)         (1.17)
Capital charge with respect to issuance of shares ...........         --              --           (.02)
                                                                --------        --------       --------
Net asset value, end of period* .............................   $   7.20        $  10.60       $  13.58
                                                                ========        ========       ========
Per share market value, end of period* ......................   $   9.18        $  11.88       $  12.50
                                                                ========        ========       ========
TOTAL INVESTMENT RETURN+ ....................................     (11.31)%          8.23%         (9.68)%
                                                                ========        ========       ========

RATIOS TO AVERAGE NET ASSETS:
Operating expenses ..........................................       2.03%           1.99%          1.98%+++/a
Operating expenses and interest expense .....................       4.90%           5.29%          4.08%+++/a
Net investment income .......................................      14.23%          13.12%         10.34%+++/a

SUPPLEMENTAL DATA:
Average net assets (000) ....................................   $ 58,553        $ 79,602       $ 92,116
Portfolio turnover ..........................................         71%             92%           121%
Net assets, end of period (000) .............................   $ 45,520        $ 66,867       $ 85,652
Borrowings outstanding, end of period (000) .................   $ 23,000        $ 33,000       $ 41,000
Asset coverage++ ............................................   $  2,983        $  3,032       $  3,094

---------------

  * Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

 ** Commencement of investment operations (Note 1).

  a The annualized ratio of operating expenses prior to reimbursement of expenses was 2.06%. The annualized ratio of operating expenses including interest expense prior to reimbursement was 4.16%.

  + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the year reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for the period of less than one year is not annualized. Past performance is no guarantee of future results.

 ++ Per $1,000 of borrowings outstanding.

+++ Annualized.

The information above represents the audited operating performance data for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK HIGH YIELD TRUST
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock High Yield Trust (the "Trust"), was organized on August 10, 1998 as a Delaware business trust, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940. The Trust had no transactions until December 15, 1998 when it sold 6,667 common shares for $100,000 to BlackRock Financial Management, Inc. Investment operations commenced on December 23, 1998. The investment objective of the Trust is to generate high current income with a secondary objective of capital appreciation. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values debt securities, preferred stock, warrants and bank loans on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Trustees. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange traded options are valued at their last sales price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term securities are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount or amortizes premium on securities purchased using the interest method. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Trustees on February 24, 2000, non-interested Trustees may elect to defer receipt of all or a portion of their annual compensation.

   Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Trustees. This has the same economic effect as if the Trustees had invested the deferred amounts in such other BlackRock funds.

   The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Trustees in order to match its deferred compensation obligations.


NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement and an Administration Agreement with BlackRock Advisors, Inc. (the "Advisor"), which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect, majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM") (collectively with the Advisor, the "Administrators"), an indirect, wholly-owned subsidiary of The

Prudential Insurance Co. of America. Effective November 1, 2001, PIFM changed its name to Prudential Investments LLC.

   The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 1.05% of the Trust's managed assets. The administration fee paid to each Administrator is also computed weekly and payable monthly at an annual rate of 0.05% of the Trust's managed assets, or net assets plus leverage.

   Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. The Administrators pay occupancy and certain clerical and accounting costs of The Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments for the year ended October 31, 2001 aggregated $58,976,453 and $67,293,960, respectively.

   The Trust may invest in securities which are not readily marketable, including those which are restricted as to disposition under securities law("restricted securities"). On October 31, 2001, the Trust held 24% of its net assets in securities restricted as to resale.

   The federal income tax basis of the Trust's investments at October 31, 2001 was $92,706,701, and, accordingly, net unrealized depreciation for federal income tax purposes was $26,554,136, (gross unrealized appreciation--$1,003,842; gross unrealized depreciation--$27,557,978).

   For federal income tax purposes, the Trust had a capital loss carryforward as of October 31, 2001 of approximately $21,873,000 of which $3,444,000 will expire in 2007, $3,270,000 will expire in 2008 and $15,159,000 will expire in 2009.
Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE 4. BORROWINGS

LOAN PAYABLE: The Trust has a $47 million dollar committed credit facility (the "facility"). Under the terms of the facility, the fund borrows at the London Interbank Overnight Rate("LIBOR") plus facility and administrative fees. In addition, the fund pays a liquidity fee on the unused portion of the facility. The fund may borrow up to 331/3% of its total assets up to the committed amount. In accordance with the terms of the debt agreement, the fund has pledged its portfolio assets as collateral for the borrowing.

   For the year ended October 31, 2001, the Fund borrowed a daily weighted average balance of $28,449,315 at a weighted average interest rate at 5.90%. The maximum amount of borrowing outstanding at any month end during the period was $31,000,000, as of March 31, 2001, which was 33.18% of total assets.

REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Trustees. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender, containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest of the reverse repurchase agreement.

   The average daily balance of reverse repurchase agreements outstanding during the year ended October 31, 2001 was approximately $45,690 at a weighted average interest rate of 2.95%.

NOTE 5. CAPITAL

There are an unlimited amount of $.01 par value common shares authorized. Of the 6,324,920 shares outstanding at October 31, 2001, the advisor owned 6,952 shares.

During the year ended October 31, 2001 the Trust issued 18,253 common shares under the terms of its Dividend Reinvestment Plan.

NOTE 6. DIVIDENDS

Subsequent to October 31, 2001, the Board of Trustees of the Trust declared a dividend from undistributed earnings of $0.115625 per share payable November 30, 2001 to shareholders of record on November 15, 2001.

--------------------------------------------------------------------------------
                         THE BLACKROCK HIGH YIELD TRUST
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of
Trustees of The BlackRock High Yield Trust:

     We have audited the accompanying statement of assets and liabilities of the BlackRock High Yield Trust (the "Trust"), including the portfolio of investments, as of October 31, 2001, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from December 23, 1998 (commencement of operations) to December 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The BlackRock High Yield Trust as of October 31, 2001, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from December 23, 1998 (commencement of operations) to December 31, 1998, in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLP
-------------------------
Boston, Massachusetts
December 7, 2001

--------------------------------------------------------------------------------
                         THE BLACKROCK HIGH YIELD TRUST
                                 TAX INFORMATION
--------------------------------------------------------------------------------

     We wish to advise you as to the federal tax status of dividends paid by the Trust during its fiscal year ended October 31, 2001.

     During the fiscal year ended October 31, 2001, the Trust paid dividends and distributions of $1.590812 per share of which $1.480812 per share represents ordinary income and $0.11 per share is a non-taxable return of capital. For federal income tax purposes, the dividends you received are reportable in your 2001 federal income tax return as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

      For the purpose of preparing your 2001 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which will be mailed to you in January 2002.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by EquiServe Trust Company, N.A. (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust ("newly issued shares") or (ii) by purchase of outstanding shares on the open market, on the New York Stock Exchange or elsewhere ("open-market purchases"). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares are issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share (such condition being referred to herein as "market discount"), the transfer agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      Quarterly performance and other information regarding the Trust may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report.

--------------------------------------------------------------------------------
                         THE BLACKROCK HIGH YIELD TRUST
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock High Yield Trust's primary investment objective is to provide high current income with a secondary objective of capital appreciation. To this end, the Trust will be invested primarily in a diversified portfolio of high yield bonds and other income securities.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $226 billion of assets under management as of September 30, 2001. BlackRock manages assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and investment system services to institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from the Company's headquarters in New YorkCity, as well as offices in Wilmington, DE, San Francisco, Edinburgh, Scotland, Tokyo, Japan and Hong Kong. BlackRock is a member of The PNC Financial Services Group, Inc. (NYSE:PNC), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

WHAT CAN THE TRUST INVEST IN?

Under normal market conditions, the Trust will invest at least 80% of its assets in high yield securities. High yield securities are generally income securities which, if rated, are rated lower than Baa by Moody's Investors Service (or "Moody's"), lower than BBB by Standard & Poor's Ratings Group (or "S&P") or similarly rated by other rating agencies. These securities may include corporate bonds, zero coupon bonds, preferred stocks, payment in kind securities, deferred payment securities, bank loans, mezzanine investments, collateralized bond obligations, mortgage-related, asset-backed securities and foreign securities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

In pursuing the Trust's investment objective by investing in high yield securities, the Advisor will seek to identify issuers and industries that it believes are likely to experience stable or improving financial conditions. The Advisor will also consider relative value among issuers based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.The Advisor will apply its risk management framework by using proprietary technology and value-oriented security selection to identify the securities that are expected to deliver the highest yield for the amount of risk assumed. The Trust's investment strategy emphasizes risk management through the following: creating a diversified portfolio of securities within various sectors of the high yield market; performing individual, company-by-company credit research to seek the selection of securities which the Advisor believes will be able to meet its debt obligations; performing sector analysis to determine the sectors which the Advisor expects to have stable or improving credit quality in the future;and utilizing the expertise and experience of the management team to make investment decisions.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of The Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, EquiServe Trust Company, N.A. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Under current market conditions, leverage increases the income earned by The Trust. The Trust employs leverage primarily through the utilization of its committed credit facility. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 33-1/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in arising environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the primary investment objective of the Trust is to provide high current income, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends maybe higher or lower than the dividend the Trust is currently paying.

LOWER-GRADE SECURITIES. As a "high yield fund," the majority of the Trust's assets will be invested in high-risk, high yield securities of lower grade quality, which are commonly referred to as "junk bonds." With its portfolio consisting predominantly of lower grade securities, the Trust is exposed to greater risks than a fund that owns higher grade securities. Because of the substantial risks associated with lower grade securities, an investor could lose money on an investment in shares of the Trust, both in the short-term and the long-term. An investor should consider all risks including, but not limited to,credit risk.

CREDIT RISK. Credit risk refers to an issuer's ability to make payments of principal and interest when they are due. Because the Trust will own securities with low credit quality, it will be subject to a high level of credit risk. The credit quality of such securities is considered speculative by rating agencies with respect to the issuer's ability to pay interest or principal. The prices of lower grade securities are more sensitive to negative corporate developments,such as a decline in profits, or adverse economic conditions, such as recession, than are the prices of higher grade securities. Securities that have longer maturities or that do not make regular interest payments also fluctuate more in price in response to negative corporate or economic news. Therefore, lower grade securities may experience high default rates, which would mean that the Trust may lose some of its investment in such securities, which would adversely affect the Trust's net asset value and ability to make distributions. The effects of this default risk are significantly greater for the holders of lower grade securities often are unsecured and subordinated to the payment rights of other creditors of the issuer.

LEVERAGE.   The  Trust   utilizes   leverage   through  its   committed   credit
facility,which involves special risks. The Trust's net asset value and market value maybe more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BHY) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity;therefore, interim price movement on the securities are generally more sensitive to interest rate movements then securities that make periodic coupon payments.These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objectives.

DEFERRED PAYMENT SECURITIES. Deferred payment securities have no current interest payment obligation and convert on a specified date prior to maturity to interest bearing securities.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S. SECURITIES. The Trust may invest up to 35% of its total assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of The Trust's Board of Trustees and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                         THE BLACKROCK HIGH YIELD TRUST
                                    GLOSSARY
--------------------------------------------------------------------------------


CLOSED-END FUND:                   Investment  vehicle which initially  offers a
                                   fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COMMERCIAL MORTGAGE
BACKED SECURITIES (CMBS):          Mortgage-backed  securities secured or backed
                                   by mortgage loans on commercial properties.

DISCOUNT:                          When a fund's net asset value is greater than
                                   its stock price the fund is said to be trading at a discount.

DIVIDEND:                          Income generated by securities in a portfolio
                                   and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:             Shareholders  may elect to have all dividends
                                   and    distributions    of   capital    gains
                                   automatically   reinvested   into  additional
                                   shares of the Trust.

MARKET PRICE:                      Price per share of a security  trading in the
                                   secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):             Net asset value is the total  market value of
                                   all  securities  and other assets held by the
                                   trust,    plus   income    accrued   on   its
                                   investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. it is the underlying value of a single share on a given day. net asset value for the trust is calculated weekly and published in BARRON'S on Saturday and the WALL STREET JOURNAL on Monday.

PAYMENT IN KIND SECURITIES:        Payment in kind  securities  pay  interest or
                                   dividends in additional securities rather than cash.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------



TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                                   STOCK       MATURITY
PERPETUAL TRUSTS                                                   SYMBOL        DATE
                                                                   ------      --------
The BlackRock Income Trust Inc.                                     BKT          N/A
The BlackRock North American Government Income Trust Inc.           BNA          N/A
The BlackRock High Yield Trust                                      BHY          N/A
BlackRock Core Bond Trust                                           BHK          N/A

TERM TRUSTS
The BlackRock Strategic Term Trust Inc.                             BGT         12/02
The BlackRock Investment Quality Term Trust Inc.                    BQT         12/04
The BlackRock Advantage Term Trust Inc.                             BAT         12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.           BCT         12/09

TAX-EXEMPT TRUSTS
----------------------------------------------------------------------------------------
                                                                   STOCK       MATURITY
PERPETUAL TRUSTS                                                   SYMBOL        DATE
                                                                   ------      --------
The BlackRock Investment Quality Municipal Trust Inc.               BKN          N/A
The BlackRock California Investment Quality Municipal Trust Inc.    RAA          N/A
The BlackRock Florida Investment Quality Municipal Trust            RFA          N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.    RNJ          N/A
The BlackRock New York Investment Quality Municipal Trust Inc.      RNY          N/A
The Blackrock Pennsylvania Strategic Municipal Trust                BPS          N/A
The Blackrock Strategic Municipal Trust                             BSD          N/A
BlackRock California Municipal Income Trust                         BFZ          N/A
BlackRock Municipal Income Trust                                    BFK          N/A
BlackRock New York Municipal Income Trust                           BNY          N/A
BlackRock New Jersey Municipal Income Trust                         BNJ          N/A
BlackRock Florida Municipal Income Trust                            BBF          N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                      BMN         12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                BRM         12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.     BFC         12/08
The BlackRock Florida Insured Municipal 2008 Term Trust             BRF         12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.       BLN         12/08
The BlackRock Insured Municipal Term Trust Inc.                     BMT         12/10
BlackRock California Municipal 2018 Term Trust                      BJZ         12/18
BlackRock New York Municipal 2018 Term Trust                        BLH         12/18
BlackRock Municipal 2018 Term Trust                                 BPK         12/18

 IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK
        AT (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

      BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $226 billion of assets under management as of September 30, 2001. BlackRock manages assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and investment system services to institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from the Company's headquarters in New YorkCity, as well as offices in Wilmington, DE, San Francisco, Edinburgh, Scotland, Tokyo, Japan and Hong Kong. BlackRock is a member of The PNC Financial Services Group (NYSE:PNC), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

      BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals are dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

      BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.

                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

---------
BLACKROCK
---------

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS                                              THE BLACKROCK
Ralph L. Schlosstein, PRESIDENT                       HIGH YIELD
Robert S. Kapito, VICE PRESIDENT                      TRUST
Dennis Schaney, VICE PRESIDENT                        ==========================
Richard M. Shea, VICE PRESIDENT/TAX                   ANNUAL REPORT
Henry Gabbay, TREASURER                               OCTOBER 31, 2001
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISOR AND CO-ADMINISTRATOR
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

CO-ADMINISTRATOR
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
EquiServe Trust Company, N.A.
150 Royall Street
Canton, MA 02021
(800) 699-1BFM

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
919 Third Avenue
New York, NY 10022

     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

     Statements and other information contained in this report are as dated and are subject to change.

                         THE BLACKROCK HIGH YIELD TRUST
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM

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